BBIF GOVERNMENT SECURITIES FUND

BBIF TREASURY FUND

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 28, 2015 to the Statement of Additional Information

of the Funds, dated July 29, 2015

The Board of Trustees of each of the Funds (the “Board”) has approved an investment policy in order for each Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Funds to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Funds’ Statement of Additional Information is amended as follows:

The first paragraph of the section of Part I entitled “I. Investment Objectives and Policies—Government Fund” is deleted in its entirety and replaced with the following:

Government Fund is a money market fund. The investment objective of Government Fund is to seek preservation of capital, current income and liquidity. Government Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the affirmative vote of a majority of Government Fund’s outstanding shares as defined in the Investment Company Act. Government Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, and repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. There can be no assurance that the investment objective of Government Fund will be realized. Government Fund is classified as a diversified open-end investment company under the Investment Company Act.

The first and second sentences of the fourth paragraph of the section of Part I entitled “I. Investment Objectives and Policies—Government Fund” are deleted in their entirety.

The first paragraph of the section of Part I entitled “I. Investment Objectives and Policies—Treasury Fund” is deleted in its entirety and replaced with the following:

Treasury Fund is a money market fund. The investment objective of Treasury Fund is to seek preservation of capital, liquidity and current income. Treasury Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the affirmative vote of a majority of Treasury Fund’s outstanding shares as defined in the Investment Company Act. Treasury Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. There can be no assurance that the investment objective of Treasury Fund will be realized. Treasury Fund is classified as a diversified open-end investment company under the Investment Company Act.

The third paragraph of the section of Part I entitled “I. Investment Objectives and Policies—Treasury Fund” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

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